                                      8-K
                                  EXHIBIT 99.6

                              DATED  June 30 1995





                 (1)         VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED


                 (2)         VIDEO JUKEBOX NETWORK INC





                        _______________________________

                                   DEBENTURE
                        _______________________________





                                  ROWE & MAW
                             20 Black Friars Lane
                                London EC4V 6HD

                               Tel: 071-248 4282
                               Fax: 071-248 2009

                              351/184/26089-0001

                                     INDEX


Clause      Subject Matter                                                                          Page No
- ------      --------------                                                                          -------
 1.         Definitions and Interpretation                                                              2
 2.         Covenant to Pay                                                                             7
 3.         Charging Clause (and see Schedule 1)                                                        8
 4.         Covenants (and see Schedule 2)                                                              8
 5.         Powers of the Lender and a Receiver                                                         8
            (and see Schedules 3 and 4)
 6.         Continuing Security                                                                         8
 7.         Third Party Protection                                                                      9
 8.         Costs and Expenses                                                                          9
 9.         Currency                                                                                   10
10.         Severability                                                                               12
11.         Amendments, Waivers and Rights                                                             12
12.         Assignment                                                                                 13
13.         Law and Jurisdiction                                                                       13
14.         Notices                                                                                    14
15.         General                                                                                    15
16.         Counterparts                                                                               15
Schedule
- --------
1.          The Charges and Assignment                                                                 16
2.          Covenants                                                                                  22
3.          Powers of the Lender, the Agent and a Receiver                                             36
4.          Receiver's Further Powers                                                                  42

                                   DEBENTURE

DATE:     June 30, 1995

PARTIES:

(1) VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED (registered number 2643552) whose registered office is at Imperial House, 11-13 Young Street, Kensington, London W8 ("the Chargor"); and

(2) VIDEO JUKEBOX NETWORK INC. a corporation registered under the laws of the state of Florida, USA whose principal place of business is at 12000 Biscayne Boulevard, Miami, Florida, USA ("the Lender").

RECITALS:

(A) The Lender and the Chargor have entered into a secured loan agreement in respect of the provision of working capital finance to the Chargor dated the same date as the date of this Deed.

(B) The Chargor is required as a condition of the secured loan agreement referred to in Recital (A) to enter into this Deed creating security over all of its property, rights, assets and undertaking in favour of the Lender.

(C) This document is the deed of the Chargor, even if it has not been duly executed by the Lender or has been executed by the Lender but not as a deed.

(D) This Deed contains an application to the Chief Land Registrar and in respect of dispositions and dealings (see Paragraph 10.2 of Schedule
          2).





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(E)       The parties have agreed that the Chargor shall execute a deed in favour of Ticketmaster simultaneously with this Deed creating security in favour of Ticketmaster in the same terms, mutatis mutandis, as this security.

(F) The rights of the Lender under this security and the rights of Ticketmaster under the Ticketmaster Debenture are at all times subject to the restrictions and obligations contained in the Intercreditor Agreement.

(G) The Lender has appointed and delegated the Agent to take certain action on its behalf in respect of this security in the Intercreditor Agreement and by this Deed irrevocably by way of security ratifies and confirms such appointment and delegation.

THIS DEED WITNESSES as follows:

1.        DEFINITIONS AND INTERPRETATION

1.1 In this Deed (including the Recitals), the following words and expressions shall have the following meanings:

          "Agent"                  the meaning given to it in the
                                   Intercreditor Agreement

          "Book Debts"             the book debts and other matters and things
                                   described in paragraph 1.1(c)(v) of
                                   Schedule 1

          "Business Day"           the meaning given to it in the Loan Agreement

          "Demand"                 the meaning given to it in Clause 2.1

          "Derivative Lease"       any lease, underlease or tenancy subsisting
                                   or created (whether by the Chargor or
                                   otherwise) directly or indirectly out of any interest of the Chargor in any of the Security Assets

          "Finance Documents"      all or any of the Loan Agreement, the
                                   Security Documents (as defined in the Loan
                                   Agreement), this security and any other
                                   document referred to or entered into in
                                   connection with any of the same

          "Interest Rate"          the rate specified in Section 2.6 of the
                                   Loan Agreement

          "Intercreditor           the intercreditor agreement of the
           Agreement"              same date as this deed and made between
                                   the Lender, Ticketmaster, the Chargor and Atlantic American Capital Corporation

          "the Land"               the premises forming part of a building
                                   known as Imperial House, 11/13 Young Street,
                                   Kensington, London W8 more particularly
                                   described (in respect of the first floor) in a lease dated 8th February 1995 between
                                   (1) Archly Corporation N.V. and (2) the
                                   Chargor and (in respect of the second floor) in an underlease dated 3rd January 1994 between (1) Office Angels Limited and (2) the Chargor

          "Licences"               both or either of the licence agreement of
                                   today's date made between the Lender

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                                   and the Chargor and a licence dated 11th
                                   February 1992 granted by the Independent
                                   Television Commission in favour of the
                                   Chargor

          "Loan Agreement"         the secured loan agreement referred to in
                                   Recital (A)

          "LPA"                    the Law of Property Act 1925

          "Properties"             all or any part of the properties and other
                                   assets described in Paragraph 1.1(a) of
                                   Schedule 1 and "Property" shall be construed accordingly

          "Receiver"               the meaning given to it in Paragraph 3.1 of
                                   Schedule 3

          "Secured                 the meaning given to it in Clause 2.2
          Liabilities"

          "Securities"             the stocks, shares, bonds, securities and
                                   other property, rights and assets described in Paragraph 1.1(c)(vi) of Schedule 1

          "Security Assets"        all or any part of the property, revenue,
                                   assets, business, undertakings and rights from time to time the subject of this security and "Security Asset" shall be construed accordingly

          "Security                any debenture, mortgage, charge, pledge,
          Interest"                lien, assignment, hypothecation, right of
                                   set-off, title retention or

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                                   other arrangement or agreement the effect of
                                   which is the creation of security

          "Specified IP"           all or any part of the property, assets and
                                   rights (including trade names, service
                                   marks, trade marks, copyrights and trade secrets) subject to the licence agreement made between the Lender and the Chargor referred to in the definition of Licences

          "Subsidiary"             the meaning given to it in section 736
                                   Companies Act 1985

          "Ticketmaster"           TM/VIDEO INTERNATIONAL, INC., a Delaware
                                   corporation

          "Ticketmaster            the debenture in favour of Ticketmaster
          Debenture"               referred to in Recital (E)

1.2 Words and expressions defined in the Loan Agreement but not defined in this Deed shall have the same meaning in this Deed as in the Loan Agreement.

1.3 The index and headings are included for convenience only and shall not affect the interpretation or construction of this Deed.

1.4 In this Deed, unless the context requires otherwise, any reference to:

          (a) the Lender or the Chargor respectively includes its successors in title and assigns and this Deed shall be enforceable notwithstanding any change in the constitution of the Lender, its absorption in or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person;

          (b) "a party" or "the parties" is to a party or the parties (as the case may be) to this Deed;

          (c) a Recital, Clause or Schedule is to a recital of, clause of or schedule to this Deed (as the case may be) and references made in a Schedule to Paragraphs are to paragraphs of that Schedule;

          (d) "this Deed" includes the Schedules, which form part of this Deed for all purposes;

          (e) a statute or statutory provisions include any consolidation, re-enactment, modification or replacement of the same and any subordinate legislation in force under the same from time to time;

          (f) the masculine, feminine or neuter gender respectively includes the other genders, references to the singular include the plural (and vice versa) and references to persons include firms, corporations and unincorporated associations;

          (g) a document is to that document as varied, supplemented or replaced from time to time; and

          (h) "this security" is to this Deed and the security created by, pursuant to or supplemental to it.

1.5 For the purposes of Section 2 of the Law of Property (Miscellaneous Provisions) Act 1989, the terms of each of the

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          Finance Documents to which the Lender and the Chargor are parties
          (other than this Deed) are incorporated in this Deed.

2.        COVENANT TO PAY

2.1 The Chargor shall immediately on the Lender's or the Agent's demand (a "Demand") pay, discharge or (in the case of contingent liabilities) provide cash cover, in an amount satisfactory to the Lender or the Agent as appropriate, for the Secured Liabilities as and when the same become due and payable.

2.2 In this security, "the Secured Liabilities" means all moneys, obligations and other actual or contingent liabilities due, owing or incurred by the Chargor to both and either of the Lender and the Agent now or at any time or from time to time under or in connection with the Finance Documents together with interest, commission, fees and charges. Such interest shall be calculated to the date of payment (as well after as before any Demand or judgment) at the rates and upon the terms from time to time agreed with the Lender or the Agent (or in the absence of agreement on a daily basis at the Interest Rate and to be compounded quarterly).

2.3 Upon the giving of any Demand, the Lender shall cease to be under any further commitment to the Chargor and any of the Secured Liabilities not otherwise due and payable on demand shall immediately become due and payable. Any number of Demands may be made without limitation.

2.4 Any certification or determination by the Lender or the Agent of any amount payable or rate applicable under the Finance Documents shall be conclusive evidence as against the Chargor of the matter(s) to which it relates.

3.        CHARGING CLAUSE

          The payment and discharge of the Secured Liabilities shall be secured in the manner and to the extent specified in Paragraph 1 of Schedule 1.

4.        COVENANTS

          The Chargor covenants with the Lender as set out in Schedule 2 and warrants and represents to the Lender as set out in Paragraphs 1 and
          3.2 of that Schedule.

5.        POWERS OF THE LENDER, THE AGENT AND A RECEIVER

          The Lender, the Agent and a Receiver shall have the powers set out in
          Schedule 3 and a Receiver shall have the further powers set out in
          Schedule 4.

6.        CONTINUING SECURITY

6.1 This security is a continuing security and shall remain in force and shall secure the ultimate balance of the Secured Liabilities, notwithstanding intermediate payment, settlement of account or discharge of all or part of the Secured Liabilities to the Lender or the Agent and also notwithstanding the liquidation or other incapacity of the Chargor, any change in its constitution, name or style or any other event, matter or thing.

6.2 This security is in addition to (and shall not merge with, otherwise prejudice or affect or be prejudiced or affected by) any other right, remedy, guarantee, encumbrance, indemnity or Security Interest which may be or have been created in favour of the Lender or the Agent. Accordingly, this security may be enforced notwithstanding the existence





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

          or invalidity of all or any of the same and also notwithstanding the Lender or the Agent at any time exchanging, releasing, varying, abstaining from perfecting or enforcing or otherwise dealing or omitting to deal with all or any of the same.

7.        THIRD PARTY PROTECTION

          No purchaser, mortgagee or other person dealing with the Lender, the Agent or a Receiver shall be concerned:

          (a) to enquire whether any of the Secured Liabilities have become due or payable or remain unpaid or undischarged or whether the power which the Lender, the Agent or a Receiver is purporting to exercise has become exercisable; or

          (b) to see to the application of any money paid to the Lender, the Agent or to a Receiver.

8.        COSTS AND EXPENSES

          The Chargor covenants with the Lender and the Agent to indemnify the Lender, the Agent and any Receiver fully (and in the case of legal costs and expenses on a solicitor and own client basis) on demand against all costs, expenses, liabilities, claims, demands, actions or proceedings of any kind incurred by (or made or brought against) it or him (or any manager or agent appointed by it or him):

          (a) as a result of any failure by the Chargor to perform any of its obligations under this security or any other of the Finance Documents;

          (b) in the exercise (or purported exercise) of any of the powers or rights conferred by this security or by any other Security Interest granted (whether by the Chargor or any third party) in respect of all or part of the Secured Liabilities; or

          (c) in respect of any other matter or thing done or omitted relating to the Security Assets or the assets secured by any such other Security Interest;

          together in each case with interest calculated on a daily basis from the date the same is incurred or becomes payable by the Lender, the Agent or the Receiver (as the case may be) at the Interest Rate, such interest being compounded quarterly.

9.        CURRENCY

9.1 Any payment by the Chargor under this security shall be made in the currency (in this Clause 9.1 "the Contractual Currency") in which the relevant Secured Liabilities were denominated or incurred and shall be made to the Lender or the Agent in the United States of America. If in respect of any of the Secured Liabilities the Lender or the Agent receives payment or that Secured Liability is converted into a claim, proof, judgment or order, in either case in a currency other than the Contractual Currency, then:

          (a) the Chargor shall indemnify the Lender or the Agent as appropriate against any loss or liability resulting from the conversion;

          (b) if the amount received by the Lender or the Agent, when converted into the Contractual Currency by the Lender or the Agent as appropriate, is less than the amount of the relevant Secured Liability in the Contractual Currency, then the Chargor shall on demand pay to the Lender an amount in the Contractual Currency equal to the difference; and

          (c) the Chargor shall on demand pay to the Lender or the Agent as appropriate any exchange costs and taxes payable in connection with any conversion referred to in this Clause 9.1.

9.2 If and to the extent that the Chargor fails to pay on demand any amount due under this security, the Lender or the Agent may in its absolute discretion (and without notice to the Chargor) purchase at any time after that so much of a currency as the Lender or the Agent considers necessary or desirable to cover any part of the Secured Liabilities denominated or incurred in such currency. That purchase shall be made at the then-prevailing spot rate of exchange obtained by the Lender or the Agent (as conclusively determined by the Lender or the Agent as appropriate) for purchasing such currency with sterling. The Chargor agrees to indemnify the Lender and the Agent against the full sterling price (including all costs, charges and expenses) paid by the Lender or the Agent as appropriate for such currency.

9.3 All moneys received or held by the Lender or the Agent from the Chargor or under this security may from time to time be converted into such other currency as the Lender or the Agent considers necessary or desirable to cover any part of the Secured Liabilities denominated or incurred in that currency. That conversion shall be made at the then-prevailing spot rate of exchange obtained by the Lender or the Agent (as conclusively determined by the Lender or the Agent as appropriate) for purchasing the currency to be acquired with the existing currency.

10.       SEVERABILITY

          If any part of any provision of this security shall be invalid or unenforceable, then the remainder of such provision and all other provisions of this security shall remain valid and enforceable.

11.       AMENDMENTS, WAIVERS AND RIGHTS

11.1 No amendment or variation of the terms of this security shall be effective unless it is made or confirmed in a written document signed by both parties.

11.2 No delay in exercising or non-exercise by the Lender or the Agent of any of its rights under or in connection with this security shall operate as a release or waiver of that right. Rather, any such waiver or release must be specifically granted in writing signed by an authorised signatory of the Lender or the Agent and shall:

          (a) be confined to the specific circumstances in which it is given;

          (b) not affect any other enforcement of the same or any other right; and

          (c) (unless it is expressed to be irrevocable) be revocable at any time in writing.

11.3 The rights and remedies of the Lender and the Agent under this security are cumulative and not exclusive of any rights or remedies of the Lender or the Agent under the general law.

          Each of the Lender and the Agent may exercise each of its rights as often as it thinks necessary.

11.4 Neither the Lender nor the Agent shall be under any duty of any kind to the Chargor in respect of the exercise or non-exercise of any of its rights under this security. The Chargor shall not rely on such exercise or non-exercise in any way.

12.       ASSIGNMENT

12.1 Subject to the Intercreditor Agreement, the Lender may assign all or any of its rights under this security to any person to whom all or any of its rights may be assigned under the Loan Agreement without any requirement to notify the Chargor or obtain its further consent. Any assignee or successor in title of the Lender shall be treated for all purposes as if it had been an original party to this security in addition to the Lender.

12.2 Notwithstanding any confidentiality obligation imposed on the Lender or the Agent by law, both or either of them may disclose to any assignee, proposed assignee or person with whom from time to time it has or wishes to enter into an agreement in connection with this security such information about the Chargor as it thinks fit. The Chargor irrevocably waives all rights of confidentiality in respect of such disclosure.

13.       LAW AND JURISDICTION

          The parties agree that this security shall be construed in accordance with English law and for the exclusive benefit of the Lender that the courts of England are to have jurisdiction to settle any disputes which may arise in connection with this security; but the Chargor agrees that the Lender and the Agent shall be entitled to bring proceedings in connection with this security in any other court of competent jurisdiction (including without limitation the jurisdiction of the United States District Court covering Wilmington, Delaware).

14.       NOTICES

          All notices, demands and other communications made by the Lender or the Agent relating to this security may (without prejudice to any other effective mode of making the same) be delivered or sent to the Chargor at its registered office from time to time or such other address of which the Lender or the Agent has received no less than 15 business days' prior written actual notice from the Chargor and shall take effect:

          (a)         if delivered, upon delivery;

          (b) if posted, at the earlier of the time of delivery and (if posted in the United Kingdom by first class registered post) 10 am on the second business day after posting; or

          (c) if sent by facsimile, when a complete and legible copy of the communication, whether that sent by facsimile or a hard copy sent by post or delivered by hand, has been received at the appropriate address, provided that if any communication would otherwise become effective on a non-business day or after 5 pm on a business day, it shall instead become effective at 10 am on the next business day. Section 196 of the LPA shall not apply to this Deed.

15.       GENERAL

          This Deed shall remain the property of the Lender notwithstanding any release or discharge or purported release or discharge hereof.

16.       COUNTERPARTS

          This Deed may be executed in any number of counterparts each of which will constitute an original but all of which when taken together shall constitute one deed.

EXECUTION:

The parties have shown their acceptance of the terms of this Deed by executing it, in the case of the Chargor as a deed, at the end of the Schedules.

                                  SCHEDULE 1

1.        THE CHARGES AND ASSIGNMENT

1.1 As security for the payment and discharge of the Secured Liabilities, the Chargor as beneficial owner:

          (a)         (i)         charges to the Lender by way of first fixed
                                  legal mortgage all rights, estates and
                                  interests of the Chargor (both present and future) in the Land; and

                      (ii) charges to the Lender by way of first fixed charge all rights, estates and interests of the Chargor (both present and future) in all freehold or leasehold property (other than properties referred to in Paragraph 1.1(a)(i))

                      in each case together with all buildings, structures, erections, fixtures and fittings (including trade fixtures and fittings) from time to time on any such property and the benefit of (including without limitation the right to receive rents and other moneys under) all existing and future leases, underleases, tenancies and agreements relating to any such property;

          (b) assigns to the Lender by way of security the present and future benefit of (including without limitation the right to receive rents and other moneys under) all present and future Derivative Leases and other agreements and documents relating to all or any part of the Properties (other than the Licences as to which see Paragraph 1.2) and the proceeds of any sale or other disposal of the Security Assets;

          (c) charges the following to the Lender by way of first fixed charge:

                      (i) all plant, machinery, vehicles, equipment and other chattels owned by the Chargor (and the Chargor's rights in any such items leased, hired or rented to it by any other person) both present and future together with any spare parts, fuel and tools of the Chargor relating to the same (but excluding stock-in-trade of the Chargor) (all such items together "the mortgaged chattels") together with the benefit of (including without limitation the right to receive rents and other moneys under) all existing and future leases, underleases, tenancies, agreements and warranties relating to any such asset;

                      (ii) all goodwill of the Chargor (both present and future), including but not limited to, any rights of the Chargor (both present and future) in the goodwill of any business carried on at or through the Properties;

                      (iii) all rights of the Chargor to the proceeds of any insurances (both present and future), including but not limited to the proceeds of any insurance over or relating to the Properties;

                      (iv) all uncalled capital of the Chargor (both present and future) and the rights to future calls in respect of such capital;

                      (v) all book and other debts, revenues and claims due, owing or payable to the Chargor (both present and future) wheresoever situate whether originally owing to the Chargor or purchased or otherwise acquired by it and the benefit of all rights relating thereto, including but not limited to:

                                  (1)         all insurance policies of the
                                              Chargor and all things in action
                                              which may give rise to a debt,
                                              revenue or claim, including
                                              (without limitation) any debt,
                                              revenue or claim which may arise
                                              under any contracts entered into
                                              by the Chargor in the course of
                                              its business, and

                                  (2)         any deposit in or credit balance
                                              on bank accounts of or held for
                                              the Chargor, whether alone or
                                              jointly with any other person

                                  (3)         any amounts realised pursuant to
                                              an order of the court under
                                              Sections 238, 239 or 244 of the
                                              Insolvency Act 1986,

                                  together with the benefit of negotiable or non-negotiable instruments, guarantees, indemnities, Security Interests, and rights of tracing in respect of any such debt, revenue or claim and any other rights entitling the Chargor to recover or enforce payment of any such debt, revenue or claim;

                      (vi) all stocks, shares, bonds and other securities of any kind and all other interests of the Chargor both present and future in any company, firm, consortium, joint venture or entity including all allotments, accretions, offices, rights or options, benefits and advantages whatsoever at any time accruing, offered or arising (including without limitation any dividends or other distributions declared) in respect of or incidental to the same and all stocks, shares, bonds, securities, rights, money or property accruing thereto or offered at any time by way of conversion, redemption, bonus, preference, option or otherwise in respect thereof; and

                      (vii) all of the Chargor's present and future patents, patent applications, trade and service marks, trade names, registered designs, confidential information and copyrights (including those in computer software) and all other interests of the Chargor both present and future in respect of or incidental to the same and all licences and ancillary and connected rights relating to the intangible property both present and future of the Chargor (including, without limitation, all and any of the Chargor's present and future rights, title and interest in the Specified IP); and

          (d) charges to the Lender by way of first floating charge all of the undertaking, property, rights and other assets of any kind of the Chargor (both present and future) not referred to in Paragraphs 1.1(a) to (c).

1.2.1 The Chargor as beneficial owner assigns to the Lender by way of security for the payment and discharge of the Secured Liabilities all rights which it has both present and future in and relating to the Licences including (without limitation) the right to give instructions under them and the benefit (but not subject to the burden) of all provisions (express or implied) on the part of any party to them, the right to receive moneys under them and all other powers and rights under them.

1.2.2 The Chargor may not without the prior written consent of the Lender vary, rescind, waive any rights or agree to terminate the Licenses.

1.2.3 The Chargor shall, if the Lender so requests at any time, enter into a legal assignment or assignments of the Licenses in favour of the Lender, satisfying the requirements of Section 136 of the LPA and in such form as the Lender may reasonably require.

1.3 The floating charge referred to in Paragraph 1.1(d) shall automatically (without any notice to the Chargor being required) operate as a fixed charge immediately if:

          (a) the Chargor (without the prior consent in writing of the Lender) creates a Security Interest over any of the Security Assets referred to in Paragraph 1.1(d) or attempts to do so; or

          (b) a receiver is appointed over any of those Security Assets or any person threatens or attempts to levy any distress, execution, sequestration or other process against any of the same.

          Nothing in this Paragraph 1.3 shall affect crystallisation of the floating charge under the general law.

1.4 The Lender may at any time by notice to the Chargor convert the floating charge referred to in Paragraph 1.1(d) into a fixed charge in respect of all of the Security Assets referred to in that Paragraph or any part of them as may be specified or referred to in the notice.

                                  SCHEDULE 2

                                  COVENANTS

1.        NO DISPOSALS OR SECURITY INTERESTS

          The Chargor shall not without the prior written consent of the Lender:

          (a) sell or agree to sell or otherwise dispose of any interest it has in the Security Assets (except that the Chargor may without such consent sell any of its stock-in-trade charged by way of floating charge only, if that sale is for full market value and in the usual course of the Chargor's trading as now conducted);

          (b) grant, agree to grant or permit to continue any Derivative Lease of or licence with respect to the Security Assets, part with or share the possession or occupation of the same or permit or suffer any such parting or sharing to continue;

          (c) create (or permit to continue or to be created) any Security Interest over the Security Assets other than this security and any liens arising by operation of law in the ordinary course of trading; or

          (d) otherwise deal in any way with the Security Assets (other than in the ordinary course of business at arm's length on commercial terms) or enter into any onerous or restrictive obligations affecting the same;

          and the Chargor warrants and represents to the Lender that it is the beneficial owner of the Security Assets and has not granted or agreed or purported to grant any Derivative Lease.

2.        LEASES

          The Chargor shall not without the prior written consent of the Lender:

          (a) surrender or determine or agree to the determination, surrender or termination of any lease forming part of the Security Assets;

          (b) determine or forfeit (or commence any proceedings for forfeiture of) any Derivative Lease, agree to its determination or assignment or accept its surrender; or

          (c) vary, amend or agree to vary or amend the terms of any lease comprised in the Security Assets or any Derivative Lease.

          Accordingly no grant, agreement to grant or acceptance of a surrender of a Derivative Lease by the Chargor during the continuance of this security shall have effect or force (by virtue of Sections 99 and 100 of the LPA or otherwise) unless the Lender shall have given its prior consent to the same in writing.

3.        COVENANTS, LEGAL OBLIGATIONS AND PAYMENTS

3.1       The Chargor shall:

          (a) observe and perform every covenant, stipulation, provision and other matter (whether or not contained in any agreement, deed or document) from time to time affecting the Security Assets or their use or enjoyment, including (without limitation) those contained in any lease comprised in the Security Assets and any Derivative Leases and (if required by the Lender) produce evidence to satisfy the Lender that the Chargor is complying with this obligation;

          (b) promptly inform the Lender if it becomes aware of any steps taken or proceedings commenced by any person with a view to obtaining forfeiture of any lease comprised in the Security Assets;

          (b) comply with all (and not permit any breach of any) statutory and other provisions, bye-laws, notices, orders and regulations (whether relating to planning, building or any other matter) affecting the Security Assets; and

          (d) pay (or procure the payment of) all rents, rates, taxes, charges, assessments, impositions and other outgoings of any kind which are from time to time payable (whether by the owner or the occupier) in respect of the Security Assets.

3.2 Without prejudice to Paragraph 3.1(b), the Chargor shall comply with any legislation (including regulations, codes of practice, circulars and guidance notes made under the same) relating to environmental matters, including (but not limited to) waste; contaminated land; discharges to land, ground and surface water or sewers; emissions to air; noise; dangerous, hazardous or toxic substances and materials; nuisance or health and safety. The Chargor represents and warrants to the Lender that it has not previously been and is not now in breach of any such legislation and that it is not aware of any actions, claims or proceedings (whether actual or potential) in relation to the matters referred to in this

          Paragraph 3.2 and has no reason to believe that it has or is likely to have any liability in relation to the same.

3.3       The Chargor shall not without the prior written consent of the
          Lender:

          (a) form or acquire any Subsidiary or any share or loan capital in any corporate body or enter into any merger or consolidation;

          (b) do or permit any Subsidiary to do any of the following, namely create, issue, grant any option over, redeem or purchase any of its share or loan capital or agree to do any of the same or make any distributions (including dividend payments) of any kind in respect of any of its share capital (except that a Subsidiary may issue shares or loan capital or make distributions to the Chargor or any other wholly-owned Subsidiary);

          (c) borrow or raise any money which would result in the Chargor breaching any borrowing limit from time to time agreed with the Lender; or

          (d) give any guarantee, indemnity or other assurance, or make, grant or incur any loan or credit (except in the ordinary course of business as now conducted).

4.        ENFORCE RIGHTS

          The Chargor shall:

          (a) use its best endeavours to procure prompt observance and performance by the relevant party of the covenants and other provisions imposed on the lessor in any lease comprised in the Security Assets and on the lessee in any Derivative Lease; and

          (b) use its best endeavours to enforce any rights and institute, continue or defend any proceedings relating to the Security Assets as the Lender may from time to time require, in each case at the Chargor's cost.

5.        MANAGEMENT OF SECURITY ASSETS

          The Chargor shall manage the Security Assets in a proper and efficient manner and in particular (but without limitation) shall:

          (a) keep all buildings and erections, fixtures and fittings, plant and machinery, equipment and other effects comprised in the Security Assets in good and substantial repair, condition, decoration and working order;

          (b) not without the prior written consent of the Lender make, permit or allow any alterations or additions of a material nature to any such Security Assets or carry out any works of demolition on them; and

          (c) not do, permit or allow to be done anything which might in any way depreciate, jeopardise or otherwise prejudice the security held by the Lender or the value of the Security Assets and shall immediately inform the Lender of any such matter.

6.        INSURANCE

6.1 Without prejudice to Paragraph 5, the Chargor shall ensure that all appropriate insurance in respect of the Security Assets is maintained at all times. Such insurance shall:

          (a) be taken out with insurers previously approved in writing by the Lender;

          (b) be in the joint names of the Lender and the Chargor or, if the Lender so agrees, in the Chargor's name with the interest of the Lender and Ticketmaster noted on each policy;

          (c) be for an amount not less than the full reinstatement or (as applicable) insurable value (or such other amount as the Lender may in its discretion specify from time to time);

          (d)         include cover against:

                      (i) loss or damage by fire, explosion, earthquake, riot and civil commotion, malicious damage, impact, flood, storm or tempest (including lightning), aircraft and articles dropped from them, bursting and overflowing of water tanks, apparatus and pipes, damage to any plate glass and such other risks as a prudent man of business would maintain;

                      (ii) loss or damage by defamation of any type or any other legal or contentious actions and all legal and other professional fees at the current scales from time to time in connection with any of the same;

                      (iii) such additional risks or other matters as the Lender may require from time to time (subject only to availability);


                      (iv) architects', engineers', surveyors' and other professional fees at the current scales from time to time; and

                      (v) demolition charges, debris removal and any consequential loss directly or indirectly resulting from such loss or damage, including loss of profits and at least three years' loss of rent; and

          (e) contain such provisions as the Lender may require from time to time to avoid the Lender's interest being prejudiced by any act of the Chargor or any occupier of the Properties.

6.2 The Chargor shall not do or permit to be done anything in or upon or relating to the Security Assets which may make void or voidable any such insurance and shall (at any time the Lender so requests) forthwith produce to the Lender the policy or policies of insurance maintained from time to time under Paragraph 6.1, evidence satisfactory to the Lender that all premia are paid up to date and any other information relating to such insurance requested by the Lender.

6.3 The Chargor shall apply any moneys which it may receive (or be entitled to receive) under any insurance of the Security Assets (whether or not effected or maintained in pursuance of the Chargor's obligations under this Paragraph 6) either (at the Lender's option):

          (a) in making good the loss or damage or recouping expenditure in respect of which the same is received (the Chargor making good any deficiency); or


          (b) in or towards the payment or discharge of (or the provision of cash cover for) the Secured Liabilities (which shall be deemed for such purpose to be payable immediately to the Lender);

          and the Chargor irrevocably appoints the Lender as its attorney to collect all such moneys from the insurers and to give them a good discharge for such moneys.

7.        NO DEVELOPMENT

          The Chargor shall ensure that (unless and to the extent that the Lender gives its prior written consent) nothing is done on the Security Assets which is "development" as defined in Section 55 of the Town and Country Planning Act 1990; in particular (but without limitation) the Chargor shall not without such consent change the use of the Security Assets.

8.        RENT REVIEWS

          The Chargor shall:

          (a) promptly instigate any rent review under any Derivative Lease and use its best endeavours to ensure that the best rent is obtained upon each such review;

          (b) take all steps necessary to protect its position with regard to any rent review under any leases comprised in the Security Assets;

          (c) not without the Lender's prior written consent agree the terms of any rent review referred to in Paragraph 8(a) or
                      (b) or refer the same to arbitration or determination by any third party; and

          (d) keep the Lender promptly and fully informed as to all material matters relating to any such rent review.

9.        NOTICES AND NEGOTIATIONS

9.1       The Chargor shall:

          (a) give to the Lender a copy of any notice, direction, consent, licence, permission or order (or any proposal for the same) given, issued or made by any local or other authority relating to the Security Assets;

          (b)         take all necessary steps to comply with the same; and

          (c) make or join in making such representations in respect of the same as the Lender requests;

          and any compensation received as a result of such notice, order or proposal shall be paid to the Lender and applied as if such compensation constituted proceeds of an enforcement of this security.

9.2 The Chargor shall not without the Lender's prior written consent enter into any negotiations or reach any agreement with any local or other authority concerning the acquisition of the Security Assets. The Lender may (itself or through its agents) conduct such negotiations or make such agreement on behalf of the Chargor.

9.3 The Chargor shall provide the Lender with a copy of any report, accounts, circular, notice or other item sent or provided to it (or to any person on its behalf) in connection with its holding of the Securities or any of them immediately upon receipt of the same.

10.       REGISTRATION, TITLE AND DOCUMENTS

10.1 The Chargor shall give to the Lender as much prior notice as is possible of a proposed acquisition of any Security Asset which may fall within the charge created by Paragraph 1.1(a) of Schedule 1 and notify the Lender immediately upon exchange of contracts and again upon completion of such acquisition.

10.2      The Chargor shall:

          (a) do all things requested by the Lender to facilitate the registration of this security against any H M Land Registry Title comprised wholly or partly within the Properties. For that purpose, the Chargor:

                      (i) applies to the Chief Land Registrar for a restriction to be entered on each such Title in the following terms: "Except under an order of the Registrar, no disposition or dealing by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the Legal
                                  Charge dated [               ] in favour of
                                  Video Jukebox Network Inc.; and

                      (ii) certifies that the charge over the Properties created by this Deed does not contravene any of the provisions of its memorandum and articles of association;

          (b) not permit any other person to be registered at H M Land Registry as proprietor of any Property (or of any interest in any Property); and


          (c) not create or permit to arise any easement or overriding interest (as defined in the Land Registration Act 1925) in or over any Property.

10.3 The Chargor shall hold to the order of the Agent and deposit with it immediately all documents of title and related documents (including without limitation all local land charges, land charges and HM Land Registry search certificates and planning consents) from time to time relating to the Security Assets (except for any which are and for so long only as they are solely the subject of the floating charge).

11.       THE SECURITIES

11.1 The Chargor shall duly and punctually pay (or ensure that there are paid) all calls, instalments or other payments which may be made or become due in respect of any of the Securities as and when the same from time to time become due.

11.2      The Chargor shall:

          (a) deposit with the Agent and permit the Agent to hold and retain:

                      (i)         all stock and share certificates and
                                  documents of title relating to the Securities;

                      (ii) transfers of the Securities duly completed in favour of the Agent or otherwise as it may direct; and

                      (iii) such other documents as the Agent may from time to time require for perfecting its title to any Securities (duly executed by or signed on behalf of the registered holder) or for vesting or enabling it to vest the same in itself or its nominees or in any purchaser, to the intent that the Agent may at any time without notice present them for registration; and

          (b) if so requested by the Agent, transfer all or any of the Securities into the name of the Agent or its nominees or agents as the Agent may select. The Chargor agrees that the Agent may hold all or any of the Securities in any branch of the Agent or in any nominees or other agents and that all the Securities shall be held at the expense, risk and responsibility of the Chargor.

12.       FURTHER ASSURANCE

          The Chargor shall at its own expense execute and do (and ensure that its nominees execute and do) all such assurances, acts and things as the Lender may require from time to time for perfecting or protecting the Lender's security over the Security Assets or for facilitating the realisation of such property and the exercise of all powers, authorities and discretions vested by this security in the Lender or in any Receiver. In particular (but without limitation), the Chargor shall (and shall ensure that its nominees shall) promptly execute all transfers, conveyances, assignments, assurances and legal mortgages of the Security Assets as, in such form and to such person as the Lender may require from time to time.

13.       BOOK DEBTS

13.1 Paragraph 1 applies to the Book Debts as it does to the other Security Assets. For the avoidance of doubt, any release, discharge, compounding, compromise, set-off, variation or postponement of any of the Book Debts and any waiver or rights in respect of any of the Book Debts would be a dealing requiring the Lender's prior written consent under Paragraph 1(d).

13.2 The Chargor shall pay into a current account or a separate designated account (as the Lender may require) of the Chargor ("the Designated Account") with National Westminster Bank plc all moneys which it may receive in respect of the Book Debts and shall deal with the Book Debts only in the ordinary course of getting in and realising the same and hold the proceeds thereof (until payment into such Designated Account) upon trust for the Lender and shall pay or otherwise deal with such moneys standing in such Designated Account in accordance with any directions from time to time given in writing by the Lender; the Chargor shall give notice to or permit the Lender to give notice to such bank of this security prior to any notice being given under Paragraph 1.4 of Schedule 1 or to the provisions of Paragraph 1.2 of Schedule 1 becoming operative in the absence of any directions from the Lender any moneys received by the Chargor and paid into such account in respect of the Book Debts shall upon such payment in stand released from the fixed charge on the Book Debts hereinbefore by this debenture created and shall stand subject to the floating charge created by this security over the other property and assets of the Chargor; and such release shall in no respects derogate from the subsistence and continuance of the said fixed charge on all other Book Debts of the Chargor for the time being outstanding.

13.3 The Chargor shall if called upon by the Lender to do so at any time execute legal assignments of all or any of the Book Debts to the Lender and give notice of such assignment to the relevant debtor(s), each such assignment and notice to be in such form as the Lender may require.

13.4 The Chargor shall permit its bankers to furnish directly to the Lender from time to time upon request full statements and particulars of all the Chargor's accounts with them and such other financial statements and information in relation to the assets and liabilities of the Chargor as are from time to time available to them.

13.5 The Chargor shall not without the prior written consent of the Lender sell, charge, assign, factor or discount any of the Book Debts or any securities in respect of the Book Debts in favour of any other person or effect or permit any release, exchange, compounding or set-off in respect of the same or withdraw any of the same from the Designated Account.

                                  SCHEDULE 3

                POWERS OF THE LENDER, THE AGENT AND A RECEIVER

1.        ENTRY AND ACTION IN DEFAULT

1.1 Both or either of the Lender (and anyone authorised by the Lender) and the Agent may enter any part of the Property, to examine the condition of the same in order to verify that the Chargor has performed all of its obligations under this security and to carry out any works. Such entry shall be permitted by the Chargor at any time upon reasonable notice (but without notice in the case of emergency) and may be made with or without workmen, plant and materials. It shall not cause any person entering or the Lender or the Agent to be liable as a mortgagee in possession.

1.2 If the Chargor fails to take any action which it is required in this security to take, then the Lender or the Agent or a Receiver may take such action to remedy that failure (including but not limited to the action so required but not taken) as it or he may think fit on the Chargor's behalf.

2.        ENFORCEMENT

2.1 Neither Section 93 (1) nor Section 103 of the LPA shall apply to this security.

2.2 This security shall become enforceable immediately upon any Demand being made. The Lender or the Agent may at any time after that enforce all or any part of this security as it thinks fit. In particular (but without limitation), it may without further notice exercise in relation to the Security Assets:

          (a) the power of sale, the power to call in, collect, convert into money or otherwise deal with or dispose of on an instalment basis or otherwise and generally in such manner and upon such terms as it thinks fit and all other powers conferred on mortgagees by the LPA (or otherwise by law) as extended, varied or amended by this security; and

          (b) (without first appointing a Receiver) any or all of the powers, authorities and discretions which are conferred by this security (whether expressly or by implication) upon a Receiver, including (but without limitation) those relating to leases set out in Paragraph 7.1 of Schedule 4.

2.3 None of the Lender, the Agent or any Receiver shall be liable as a mortgagee in possession to account in relation to the Security Assets (except to the extent of actual receipts) for any loss upon realisation or for any other default or omission for which it or he would otherwise be liable as such a mortgagee.

3.        APPOINTMENT OF A RECEIVER

3.1 At any time after this security shall have become enforceable, at any time if the Chargor so requests in writing or if a petition is presented for an administration order to be made under the Insolvency Act 1986 in respect of the Chargor, the Lender or the Agent may (without further notice to the Chargor) appoint in writing (signed by a manager or more senior officer of the Lender or the Agent as appropriate) any one or more persons to be an administrative receiver or a receiver and/or manager of the whole or any part of the Security Assets (a "Receiver"). Any Receiver so appointed shall (subject to the terms of the instrument of his appointment) have the powers referred to or set out in this security. In the case of joint Receivers, each may (unless the Lender or the Agent as appropriate otherwise directs) exercise any and all of those powers independently of the other Receiver or Receivers.

3.2 The Lender or the Agent may from time to time fix the remuneration of any Receiver appointed by it, without being limited by the maximum rate specified in Section 109(6) of the LPA. The Lender or the Agent may also (subject to any necessary approval from the Court) end the appointment of any such Receiver by notice in writing (signed as in Paragraph 3.1) and appoint under Paragraph 3.1 a replacement for any Receiver whose appointment ends for any reason.

3.3 Any Receiver shall be the agent of the Chargor (so that the Chargor shall be solely responsible for his acts, debts, defaults and remuneration), except that if the Chargor goes into liquidation, any Receiver will after that act as a principal (and not as the agent of the Lender or the Agent).

4.        APPROPRIATION OF RECEIPTS

4.1 Subject to Paragraph 4.2, any moneys received by the Lender, the Agent or any Receiver under the powers conferred by this security shall (subject to the payment of any claims having priority to this security but in substitution for Section 109(8) of the LPA) be applied in the following order of priority:

          (a) in discharging the remuneration of any Receiver and all costs, charges and expenses of and incidental to his appointment, together with interest on such remuneration, costs, charges and expenses at the Interest Rate; then

          (b) in or towards payment or discharge of (or provision of cash cover for) the rest of the Secured Liabilities in such manner or order as the Lender or the Agent may decide in its absolute discretion (such decision overriding any appropriation by the Chargor); then

          (c) in payment of the surplus (if any) to the Chargor or any other person entitled to it.

4.2 Any moneys received by the Lender, the Agent or any Receiver under the powers conferred by this security may, at the discretion of the Lender or the Agent, be placed in a suspense account (before or after any appropriation under Paragraph 4.1) and kept there for so long as the Lender or the Agent thinks fit.

5.        DELEGATION AND APPOINTMENT OF ATTORNEYS

5.1 The Lender and the Agent may at any time and from time to time delegate to any person or persons all or any of the powers, authorities and discretions which are exercisable by it under this security. Any such delegation may be made by power of attorney or in any other manner, upon such terms (including power to sub-delegate) and subject to such regulations as the Lender or the Agent as appropriate may think fit. Neither the Lender nor the Agent shall in any way be liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

5.2 The Chargor by way of security irrevocably appoints the Lender, the Agent, every Receiver and every delegate or sub-delegate appointed pursuant to Paragraph 5.1 separately to be its attorney on its behalf, in its name and as its act or deed:

          (a) to execute and do all such assurances, acts and things as the Chargor is required to execute and do under the Finance Documents (including without limitation to execute in favour of the Lender, the Agent or its nominees any document required by the Lender or the Agent under Paragraph 12 of Schedule 2); and

          (b) to seal and deliver and otherwise perfect or do any deed, assurance, agreement, instrument, act or thing which it or he may deem proper or desirable in or for the purpose of exercising any of the powers, authorities and discretions conferred by this security or by law on the Lender, the Agent or any Receiver.

          The Chargor by this Deed ratifies and confirms and agrees to ratify and confirm anything which any such attorney may do in the proper and lawful exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Paragraph 6.2.

6.        REDEMPTION OF PRIOR SECURITY INTERESTS

          The Lender and the Agent may at any time redeem any prior Security Interest against the Security Assets or procure the transfer of such Security Interest to itself and may settle and pass the accounts of the holder of such Security Interest. Any accounts so settled and passed shall be conclusive and binding on the Chargor. All principal moneys, interest, costs, charges and expenses incurred in and incidental to such redemption and transfer shall be paid by the Chargor to the Lender or the Agent as appropriate on demand, together in each case with interest calculated and compounded at the rate and in the manner set out in Clause 8.

7.        RELEASES CONDITIONAL

7.1 Any release, settlement, discharge, re-assignment or arrangement (in this Paragraph 8 a "release") given or made by the Lender or the Agent on its behalf on the faith of any assurance, security or payment shall be conditional upon that assurance, security or payment not being avoided, reduced or ordered to be repaid under any enactment relating to liquidation, bankruptcy or insolvency. If such avoidance or reduction occurs or such order is made, the release given by the Lender or the Agent on its behalf shall not prejudice the right of the Lender or the Agent to enforce this security in respect of the Secured Liabilities and as between the Chargor on the one hand and the Lender and the Agent on the other hand this security shall (notwithstanding the release) be deemed to have remained at all times held by the Lender as security for the Secured Liabilities.

7.2 The Lender may in its reasonable discretion retain all or part of this security as security for the Secured Liabilities for a period of 25 months after the Secured Liabilities shall have been paid and discharged in full. If at any time within that period of 25 months a petition is presented to a competent court for a winding-up or administration order to be made in respect of the Chargor or steps are taken to wind up the Chargor voluntarily, then the Lender may continue to retain all or part of this security for such further period as the Lender in its absolute discretion shall determine.





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

                                  SCHEDULE 4

                          RECEIVER'S FURTHER POWERS

1.        GENERAL

1.1 Every Receiver shall (subject to the terms of the instrument by which he is appointed) have the powers conferred on receivers by statute, including those set out in Schedule 1 to the Insolvency Act 1986 even if he is not an administrative receiver as defined in that Act.

1.2 In addition, every Receiver shall (subject as in Paragraph 1.1) have the power to do or omit to do anything which the Chargor could do or omit to do in relation to the Security Assets. In particular (but without limitation), every Receiver shall have the powers listed in Paragraphs 2 to 9.

1.3 The powers referred to in Paragraphs 1.1 and 1.2 shall not be subject to any restrictions contained in the LPA and shall continue notwithstanding any liquidation of the Chargor.

2.        MANAGEMENT

2.1       To manage the Security Assets as he may think fit.

2.2 To appoint managers, officers, agents and employees upon such terms (as to remuneration and otherwise) as he may determine and discharge any such persons (whether or not appointed by him).

2.3 To raise or borrow money for any purpose on such terms and conditions as he may think fit. Any such borrowing may be unsecured or secured (in priority to this security or otherwise) on the Security Assets. No Receiver may exercise





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          this power to raise or borrow money without the prior written consent of the Lender and the Lender may give (unconditionally or subject to conditions) or refuse such consent without incurring any liability to the Chargor or any other person. However, no person lending such money shall be concerned to enquire as to the existence or terms of such consent or as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed.

3.        PROTECTION OF ASSETS

          To do anything which the Chargor might do for the protection or improvement of the Security Assets and in particular (but without limitation):

          (a) to make and effect all such repairs and improvements and carry out all such other works to the Security Assets as he may think fit;

          (b) to renew and replace such of the Security Assets as shall in his opinion require to be renewed and replaced; and

          (c) to effect all such insurances as he may think fit in relation to the Security Assets or otherwise in relation to his powers as set out in this security.

4.        RENTS

          To exercise on the Chargor's behalf any powers conferred on it by law from time to time as landlord or tenant in respect of any Property.
          A Receiver shall not be under any obligation to exercise such powers; nor shall he incur any





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          liability in respect of any exercise or non-exercise of such powers.

5.        EXERCISE POWERS

5.1       To exercise any voting rights attached to any of the Security Assets.

5.2 To make calls (conditionally or unconditionally) on the shareholders of the Chargor in respect of its uncalled capital.

6.        CONTRACTS, COMPROMISES AND ACTIONS

6.1 To make any contracts, compromises or arrangements which appear to him expedient in the interests of the Lender and in particular (but without limitation) to enter into or cancel any contract and to settle, adjust, refer to arbitration, compromise or arrange any claims, accounts, disputes, questions, demands and other matters (including without limitation rent reviews) relating in any way to the Security Assets or the Chargor.

6.2 To bring, prosecute, enforce, defend or abandon all such actions, suits and proceedings in relation to the Security Assets or the Chargor as may seem to him expedient.

7.        DISPOSAL

7.1 To sell, lease or otherwise dispose of the Security Assets, to grant easements, rights, licences and options over or in respect of the same and to surrender, accept the surrender or vary any lease, agreement or arrangement relating to the same. This power may be exercised without the need to comply with Sections 99 and 100 of the LPA. Any such disposal or




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

          other dealing may be effected in such manner and on such terms as he may think fit for consideration consisting of cash, debentures or other obligations, shares or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he may think fit.

7.2 To sever from the premises to which they are annexed and sell separately (in accordance with Paragraph 7.1) any plant, machinery or fixtures.

7.3 To form or promote the formation of any company (whether or not as a Subsidiary of the Chargor) with a view to the same acquiring the Security Assets or otherwise and to arrange for the same to trade (or to cease to do so) and to acquire the Security Assets pursuant to a disposal under Paragraph 7.1 or otherwise.

7.4 To give a valid receipt for all moneys and to execute all assurances and things which may be proper or desirable for realising the Security Assets.

8.        WORKS

          To commence, complete or abandon any building operations or works of conversion, refurbishment or development on any Property, to apply for and obtain any approvals, permissions, licences or consents which are necessary or desirable for the same and to enter into or continue any contract relating to the same.

9.        GENERAL

9.1 To do all such other acts and things as he may consider either desirable or necessary for realising the Security





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

          Assets or otherwise incidental or conducive to any of the powers conferred on him under or by virtue of this security. For the avoidance of doubt the powers referred to in this Paragraph shall in no way be limited by any power of attorney granted to a Receiver whether by virtue of this security or otherwise.

9.2 To exercise and do in relation to the Security Assets all such powers, authorities and things as he would be capable of exercising or doing if he were the absolute beneficial owner of the same.

9.3 To act as the agent of the Chargor and to use the name of the Chargor in the exercise of any of the powers set out or referred to above.





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EXECUTION:
- ---------

SIGNED AND DELIVERED as a deed             ) /s/ Vincent Monsey
by Vincent Monsey, Director                )
and Elizabeth A. Laskowski director/       ) /s/ Elizabeth A. Laskowski
Secretary duly authorised for and          )
on behalf of VIDEO JUKEBOX                 )
NETWORK INTERNATIONAL LIMITED              )





SIGNED by Alan McGlade                     ) /s/ Alan McGlade
and                           duly         )
authorised for and on behalf of            )
VIDEO JUKEBOX NETWORK INC.                 )




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